EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that to his knowledge: (i) the Annual Report on Form 10-K of Regional Management Corp. (the “Company”) for the year ended December 31, 2016 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: February 10, 2017	/s/ Peter R. Knitzer
Peter R. Knitzer Chief Executive Officer

Date: February 10, 2017	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer